Exhibit 99.2

Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial information gives effect to the sale of Crown Castle International Corp.’s Australian subsidiary (“CCAL”) by Crown Castle International Corp. (together with its wholly owned subsidiaries, “Crown Castle”).

On May 14, 2015, Crown Castle International Corp. and Crown Castle Operating LLC, a wholly owned subsidiary of Crown Castle International Corp. (“CCOL”), entered into a definitive agreement with The Trust Company (Nominees) Limited, Todd International Investments Limited, Oceania Capital Limited, Birdsong Capital Limited, Baytown Investments Limited and Heritage PTC LLC (collectively and together with CCOL, the “Sellers”), Turri Finance Pty Ltd, a corporation organized under the laws of Australia, and Turri Bidco Pty Ltd, a corporation organized under the laws of Australia that is controlled by a consortium of investors led by Macquarie Infrastructure and Real Assets (“Buyer”), pursuant to which Buyer agreed to purchase all of the issued and outstanding shares of CCAL (“CCAL Sale”). CCOL owned approximately 77.59% of CCAL’s outstanding shares. Subject to the terms of the Agreement for the Sale and Purchase of the Shares of Crown Castle Australia Holdings Pty Ltd, the aggregate purchase price payable to Crown Castle and the other Sellers was approximately A$2.0 billion in cash or approximately US $1.6 billion at an exchange rate of 0.80 US dollars to 1.0 Australian dollar. On May 28, 2015, the CCAL Sale was completed and Crown Castle (1) received net proceeds of approximately US $1.2 billion after accounting for its ownership interest, repayment of intercompany debt owed to it by CCAL and estimated transaction fees and expenses and (2) became entitled to an installment payment of A$155 million from the Buyer due in January 2016. Crown Castle expects to use the net proceeds for general corporate purposes, which may include funding the acquisition of Quanta Fiber Networks, Inc. (“Sunesys”) for approximately $1.0 billion or the repayment of debt.

The accompanying unaudited pro forma condensed consolidated financial information is based upon historical financial statements, including the (1) audited consolidated statement of operations and comprehensive income (loss) of Crown Castle contained in its Annual Report on Form 10-K for the fiscal years ended December 31, 2014, 2013 and 2012, (2) unaudited condensed consolidated statement of operations and comprehensive income (loss) of Crown Castle for the three months ended March 31, 2015 contained in its Quarterly Report on Form 10-Q, and (3) unaudited condensed consolidated balance sheet of Crown Castle as of March 31, 2015 contained in its Quarterly Report on Form 10-Q. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012 and the three months ended March 31, 2015 give effect to the CCAL Sale as if it had occurred as of January 1, 2012. The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2015 gives effect to the CCAL Sale as if it had been completed as of March 31, 2015, including an assumed exchange rate of 0.769 US dollars to 1.0 Australian dollar. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable.

The accompanying unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what Crown Castle’s results of operations or financial condition would actually have been had the CCAL Sale in fact occurred on such dates or to project Crown Castle’s results of operations or financial condition for any future date or period. The pro forma financial information should be read in conjunction with the consolidated financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in Crown Castle’s most recent annual report on Form 10-K and quarterly report on Form 10-Q.

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2015

(In thousands of dollars, except per share amounts)

	Historical (a)	Adjustments for CCAL Sale (b)	Pro Forma
Net revenues:
Site rental	$767,606	$(36,226)	$731,380
Network services and other	173,395	(4,304)	169,091

Net revenues	941,001	(40,530)	900,471

Operating expenses:
Costs of operations (exclusive of depreciation, amortization, and accretion shown separately):
Site rental	240,980	(8,767)	232,213
Network services and other	88,878	(1,960)	86,918
General and administrative	79,487	(5,431)	74,056
Asset write-down charges	8,623	(68)	8,555
Acquisition and integration costs	2,019	(3)	2,016
Depreciation, amortization and accretion	258,060	(6,254)	251,806

Total operating expenses	678,047	(22,483)	655,564

Operating income (loss)	262,954	(18,047)	244,907
Interest expense and amortization of deferred financing costs	(134,439)	— (c)	(134,439)
Gains (losses) on retirement of long-term obligations	—	—	—
Interest income	109	(53)	56
Other income (expense)	(230)	6	(224)

Income (loss) before income taxes	128,394	(18,094)	110,300
Benefit (provision) for income taxes	(3,282)	4,716	1,434

Net income (loss) from continuing operations	125,112	(13,378)	111,734
Less: Net income (loss) from continuing operations attributable to the noncontrolling interest	2,325	(2,325)	—

Net income (loss) from continuing operations attributable to CCIC stockholders	122,787	(11,053)	111,734
Dividends on preferred stock	(10,997)	—	(10,997)

Net income (loss) from continuing operations attributable to CCIC common stockholders	$111,790	$(11,053)	$100,737

Net income (loss) from continuing operations attributable to CCIC common stockholders, per common share
Basic	$0.34		$0.30
Diluted	$0.34		$0.30
Weighted-average common shares outstanding (in thousands):
Basic	332,712		332,712
Diluted	333,485		333,485

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

(In thousands of dollars, except per share amounts)

	Historical (a)	Adjustments for CCAL Sale (b)	Pro Forma
Net revenues:
Site rental	$3,006,774	$(140,161)	$2,866,613
Network services and other	683,110	(10,967)	672,143

	3,689,884	(151,128)	3,538,756
Operating expenses:
Costs of operations (exclusive of depreciation, amortization, and accretion shown separately):
Site rental	944,666	(38,514)	906,152
Network services and other	405,800	(5,346)	400,454
General and administrative	282,696	(25,400)	257,296
Asset write-down charges	15,040	(794)	14,246
Acquisition and integration costs	35,042	(897)	34,145
Depreciation, amortization and accretion	1,013,064	(27,283)	985,781

Total operating expenses	2,696,308	(98,234)	2,598,074

Operating income (loss)	993,576	(52,894)	940,682
Interest expense and amortization of deferred financing costs	(573,291)	— (c)	(573,291)
Gains (losses) on retirement of long-term obligations	(44,629)	—	(44,629)
Interest income	616	(301)	315
Other income (expense)	11,862	131	11,993

Income (loss) before income taxes	388,134	(53,064)	335,070
Benefit (provision) for income taxes	10,640	604	11,244

Net income (loss) from continuing operations	398,774	(52,460)	346,314

Less: Net income (loss) from continuing operations attributable to the noncontrolling interest	8,261	(8,261)	—

Net income (loss) from continuing operations attributable to CCIC stockholders	390,513	(44,199)	346,314
Dividends on preferred stock	(43,988)	—	(43,988)

Net income (loss) from continuing operations attributable to CCIC common stockholders	$346,525	$(44,199)	$302,326

Net income (loss) from continuing operations attributable to CCIC common stockholders, per common share
Basic	1.04		0.91
Diluted	1.04		0.91
Weighted-average common shares outstanding (in thousands):
Basic	332,302		332,302
Diluted	333,265		333,265

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013

(In thousands of dollars, except per share amounts)

	Historical (a)	Adjustments for CCAL Sale (b)	Pro Forma
Net revenues:
Site rental	$2,503,620	$(132,240)	$2,371,380
Network services and other	518,764	(24,393)	494,371

Net revenues	3,022,384	(156,633)	2,865,751

Operating expenses:
Costs of operations (exclusive of depreciation, amortization, and accretion shown separately):
Site rental	725,109	(38,236)	686,873
Network services and other	321,687	(17,543)	304,144
General and administrative	238,702	(25,183)	213,519
Asset write-down charges	14,863	(1,268)	13,595
Acquisition and integration costs	26,005	(431)	25,574
Depreciation, amortization and accretion	774,215	(32,873)	741,342

Total operating expenses	2,100,581	(115,534)	1,985,047

Operating income (loss)	921,803	(41,099)	880,704
Interest expense and amortization of deferred financing costs	(589,630)	— (c)	(589,630)
Gains (losses) on retirement of long-term obligations	(37,127)	—	(37,127)
Interest income	1,355	(399)	956
Other income (expense)	(3,872)	(30)	(3,902)

Income (loss) before income taxes	292,529	(41,528)	251,001
Benefit (provision) for income taxes	(198,628)	6,801 (d)	(191,827)

Net income (loss) from continuing operations	93,901	(34,727)	59,174
Less: Net income (loss) from continuing operations attributable to the noncontrolling interest	3,790	(3,790)	—

Net income (loss) from continuing operations attributable to CCIC stockholders	90,111	(30,937)	59,174
Dividends on preferred stock	(11,363)	—	(11,363)

Net income (loss) from continuing operations attributable to CCIC common stockholders	$78,748	$(30,937)	$47,811

Net income (loss) from continuing operations attributable to CCIC common stockholders, per common share
Basic	$0.26		$0.16
Diluted	$0.26		$0.16
Weighted-average common shares outstanding (in thousands):
Basic	298,083		298,083
Diluted	299,293		299,293

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2012

(In thousands of dollars, except per share amounts)

	Historical (a)	Adjustments for CCAL Sale (b)		Pro Forma
Net revenues:
Site rental	$2,124,190	$(123,141)		$2,001,049
Network services and other	308,490	(23,203)		285,287

Net revenues	2,432,680	(146,344)		2,286,336

Operating expenses:
Costs of operations (exclusive of depreciation, amortization, and accretion shown separately):
Site rental	539,239	(35,578)		503,661
Network services and other	189,750	(15,988)		173,762
General and administrative	212,572	(27,661)		184,911
Asset write-down charges	15,548	(322)		15,226
Acquisition and integration costs	18,298	(82)		18,216
Depreciation, amortization and accretion	622,592	(31,164)		591,428

Total operating expenses	1,597,999	(110,795)		1,487,204

Operating income (loss)	834,681	(35,549)		799,132
Interest expense and amortization of deferred financing costs	(601,044)	13	(c)	(601,031)
Gains (losses) on retirement of long-term obligations	(131,974)	—		(131,974)
Interest income	4,556	(467)		4,089
Other income (expense)	(5,392)	29		(5,363)

Income (loss) before income taxes	100,827	(35,974)		64,853
Benefit (provision) for income taxes	100,061	(40,884	) (d)	59,177

Net income (loss) from continuing operations	200,888	(76,858)		124,030
Less: Net income (loss) from continuing operations attributable to the noncontrolling interest	12,304	(12,572)		(268)

Net income (loss) from continuing operations attributable to CCIC stockholders	188,584	(64,286)		124,298
Dividends on preferred stock	(2,629)	—		(2,629)

Net income (loss) from continuing operations attributable to CCIC common stockholders	$185,955	$(64,286)		$121,669

Net income (loss) from continuing operations attributable to CCIC common stockholders, per common share
Basic	$0.64			$0.42
Diluted	$0.64			$0.42
Weighted-average common shares outstanding (in thousands):
Basic	289,285			289,285
Diluted	291,270			291,270

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(In thousands of dollars, except per share amounts)

	Historical (a)	Adjustments for CCAL Sale (e)		Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$240,153	$1,101,629	(f)	$1,341,782
Restricted cash	136,964	7,691	(g)	144,655
Receivables, net	292,565	(15,136)		277,429
Receivable from Buyer	—	119,211	(h)	119,211
Prepaid expenses	144,334	(16,416)		127,918
Deferred income tax assets	30,105	(3,462)		26,643
Other current assets	83,393	—		83,393

Total current assets	927,514	1,193,517		2,121,031
Deferred site rental receivables	1,292,630	(62,505)		1,230,125
Property and equipment, net of accumulated depreciation	9,139,703	(154,712)		8,984,991
Goodwill	5,215,348	(12,745)		5,202,603
Other intangible assets, net	3,650,945	(31,257)		3,619,688
Deferred income tax assets	18,620	(16,604)		2,016
Long-term prepaid rent, deferred financing costs and other assets, net	860,717	(58,094)		802,623

Total assets	$21,105,477	$857,600		$21,963,077

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$146,894	$(4,972)		$141,922
Accrued interest	68,697	—		68,697
Deferred revenues	327,270	(56,967)		270,303
Other accrued liabilities	163,096	(5,215	) (i)	157,881
Current maturities of debt and other obligations	115,998	—		115,998

Total current liabilities	821,955	(67,154)		754,801
Debt and other long-term obligations	11,954,093	—		11,954,093
Deferred income tax liabilities	38,152	—		38,152
Other long-term liabilities	1,732,484	(32,333)		1,700,151

Total liabilities	14,546,684	(99,487)		14,447,197

Commitments and contingencies				—
CCIC stockholders’ equity:				—
Common stock, $.01 par value; 600,000,000 shares authorized; 333,761,959 shares issued and outstanding	3,339	—		3,339
4.50% Mandatory Convertible Preferred Stock, Series A, $.01 par value; 20,000,000 shares authorized; 9,775,000 shares issued and outstanding: $977,500 aggregate liquidation value	98	—		98
Additional paid-in capital	9,503,335	—		9,503,335
Accumulated other comprehensive income (loss)	8,304	(22,366	) (j)	(14,062)
Dividends/distributions in excess of earnings	(2,978,356)	1,001,526	(k)	(1,976,830)

Total CCIC stockholders’ equity	6,536,720	979,160		7,515,880
Noncontrolling interest	22,073	(22,073)		—

Total equity	6,558,793	957,087		7,515,880

Total liabilities and equity	$21,105,477	$857,600		$21,963,077

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Information.

CROWN CASTLE INTERNATIONAL CORP. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(In thousands of dollars, except per share amounts)

(a)	Reflects the historical results of operations and historical balance sheet of Crown Castle as of and for the respective period indicated, as reported in (1) the audited consolidated statement of operations and comprehensive income (loss) of Crown Castle contained in its Annual Report on Form 10-K for the fiscal years ended December 31, 2014, 2013 and 2012, (2) the unaudited condensed consolidated statement of operations and comprehensive income (loss) of Crown Castle for the three months ended March 31, 2015 contained in its Quarterly Report on Form 10-Q, and (3) the unaudited condensed consolidated balance sheet of Crown Castle as of March 31, 2015 contained in its Quarterly Report on Form 10-Q.
(b)	Reflects the elimination of the historical results of operations of CCAL for the period indicated, except as indicated in notes (c) and (d) below.
(c)	The pro forma adjustment excludes any interest on an intercompany note payable from CCAL to Crown Castle (“Intercompany Debt”) which was eliminated in consolidation for all periods presented.
(d)	Reflects (1) the elimination of historical benefit (provision) from income taxes for CCAL for each period presented and (2) an adjustment to exclude the US tax effect on intercompany interest income from the Intercompany Debt which is assumed to be repaid at the beginning of the pro forma periods presented.
(e)	Reflects the elimination of historical balances of CCAL for the period indicated (exclusive of the Intercompany Debt), adjusted for the CCAL Sale, as described in the footnotes herein.
(f)	Reflects adjustments (1) to remove CCAL cash balance of $12.3 million, and (2) for receipt of $1.11 billion in cash received by Crown Castle at closing in May 2015 inclusive of the repayment of the Intercompany Debt, and estimated transaction fees and expenses.
(g)	Reflects an increase to restricted cash of $7.7 million related to cash held in escrow in conjunction with the CCAL Sale.
(h)	Reflects an increase of $119.2 million for the non-interest bearing installment payment due from the Buyer to CCOL on January 4, 2016.
(i)	Reflects adjustments to (1) remove CCAL accrued liabilities of $21.9 million, (2) record a $15.0 million liability related to federal and state taxes to be paid in connection with the CCAL Sale and give effect to Crown Castle’s net operating losses and REIT status, and (3) record a $1.7 million liability related to the non-controlling interest portion of cash held in escrow as described in note (g).
(j)	Reflects the elimination of $22.4 million in historical cumulative translation adjustments related to CCAL.
(k)	Reflects the adjustment to dividends/distributions in excess of earnings by the amount of gain recorded at closing of $1.0 billion (assuming a March 31, 2015 exchange rate of 0.769 US dollars to 1.0 Australian dollar).